UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 6, 2025
F&G Annuities & Life, Inc.
(Exact Name of Registrant as Specified in its Charter)
001-41490
(Commission File Number)

Delaware	85-2487422
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(Address of Principal Executive Offices)
(866) 846-4660
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
F&G Common Stock, $0.001 par value	FG	New York Stock Exchange
7.950% Senior Notes due 2053	FGN	New York Stock Exchange
7.300% Junior Subordinated Notes due 2065	FGSN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry Into a Material Definitive Agreement
The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 6, 2025, F&G Annuities & Life, Inc. (“we,” the “Company” or “F&G”) announced that John Currier will transition from his role as President of F&G and Mr. Currier will assume a senior advisory role reporting to Chris Blunt, Chief Executive Officer. In addition, Conor Murphy, who currently serves as the Company's Chief Financial Officer, has also assumed the role of President.
In connection with Mr. Murphy's expanded role as President and Chief Financial Officer of the Company, on August 6, 2025, Mr. Murphy entered into amendment No. 1 to certain Employment Agreement dated April 1, 2025 (the “Agreement”) to:
1.Delete the first sentence of Section 2 of the Agreement and insert the following in lieu thereof:

Employment and Duties. Subject to the terms and conditions of this Agreement, the Company agrees to continue to employ Employee to serve as President and Chief Financial Officer, or in such other capacity as may be mutually agreed by the parties.
2.Delete Section 9(f)(i) of the Agreement and insert the following in lieu thereof:

(i) a material diminution in Employee’s title of President, excluding the Chief Financial Officer title, Annual Base Salary or Annual Bonus Opportunity; or
The foregoing description of Amendment No. 1 to Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in it’s entirety.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
10.1	Amendment No. 1 to Employment Agreement between Fidelity & Guaranty Annuities & Life, Inc. and Conor Murphy, dated August 6, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&G Annuities & Life, Inc.

Date: August 8, 2025	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel and Corporate Secretary